Exhibit 99.2

                        UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial information presents
(i) the consolidated pro forma balance sheet of Vornado Realty L.P. ("VRLP") as of December 31, 2001, as if the merger had occurred on December 31, 2001, and
(ii) the consolidated pro forma income statement of VRLP for the year ended December 31, 2001, as if the merger had occurred on January 1, 2001.

The unaudited pro forma consolidated financial information is not necessarily indicative of what VRLP's actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent VRLP's results of operations or financial position for any future period. In management's opinion, all adjustments necessary to reflect this transaction have been made.

         The unaudited pro forma consolidated financial information should be read in conjunction with the consolidated financial statements and notes thereto included in the Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission on March 11, 2002, and the consolidated financial statements and notes thereto of Charles E. Smith Commercial Realty L.P. ("CESCR") as of and for the year ended December 31, 2001, which are incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K/A dated January 1, 2002 of Vornado Realty Trust, filed on March 18, 2002.

         The unaudited pro forma consolidated financial statements do not reflect the non-recurring costs and expenses associated with integrating the operations of the two limited partnerships, nor any of the anticipated recurring expense savings arising from the integration. Costs of integration may result in significant non-recurring charges to the combined results of operations after completion of the merger; however, the actual amount of such charges cannot be determined until the transition plan relating to the integration of operations is completed.

                               VORNADO REALTY L.P.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2001

(amounts in thousands)

                                                  VRLP               CESCR             PRO FORMA             TOTAL
                                               HISTORICAL         HISTORICAL          ADJUSTMENTS          PRO FORMA
                                              -----------        -----------         -------------         -----------
ASSETS
Real Estate, Net                              $ 4,183,986        $ 1,193,397          $ 1,302,045  (A)    $ 6,668,448
                                                                                           (4,312) (C)
                                                                                           (6,668) (D)
Investments and Advances
  to Partially-Owned Entities                   1,270,195              8,424             (347,263) (B)        931,356
Notes and Mortgages Receivable                    258,555               --                   --               258,555
Cash and Cash Equivalents                         265,584               --                (30,000) (F)        235,584
Receivable Arising from the
  Straight-Lining of Rents                        138,154             24,133              (24,133) (A)        142,466
                                                                                            4,312  (C)
Other Assets                                      660,869             82,343              (21,917) (A)        742,022
                                                                                           14,059  (A)
                                                                                            6,668  (D)
                                              -----------        -----------          -----------         -----------
TOTAL ASSETS                                  $ 6,777,343        $ 1,308,297          $   892,791         $ 8,978,431
                                              ===========        ===========          ===========         ===========
LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Notes and Mortgages Payable                 $ 2,477,173        $ 1,470,057          $    34,527   (E)   $ 3,981,757
  Revolving Credit Facility                          --               33,000                 --                33,000
  Other Liabilities                               250,140             53,829                2,520   (A)       306,489
                                              -----------        -----------          -----------         -----------
  Total Liabilities                             2,727,313          1,556,886               37,047           4,321,246
Minority Interest                                  25,795               --                  --                 25,795
Convertible Redeemable Class C Units                 --               59,164              (59,164)  (G)           --
Equity                                          4,024,235           (307,753)             307,753   (G)     4,631,390
                                                                                          607,155   (A)
                                              -----------        -----------           ----------         -----------
TOTAL LIABILITIES AND PARTNERS'
 CAPITAL                                      $ 6,777,343        $ 1,308,297           $  892,791         $ 8,978,431
                                              ===========        ===========           ==========         ===========

                              VORNADO REALTY L.P.
                     PRO FORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2001

(amounts in thousands,
 except per share amounts)

                                                         HISTORICAL
                                                ----------------------------        PRO FORMA         TOTAL
                                                    VRLP            CESCR          ADJUSTMENTS      PRO FORMA
                                                -----------      -----------      -------------    -----------
REVENUES:
Rentals                                         $   841,999      $   354,818      $     4,189 (H)  $ 1,201,006
Expense Reimbursements                              133,114            9,890             --            143,004
Property Management, Leasing and Other               10,660           17,794             --             28,454
                                                -----------      -----------      -----------      -----------
  Total Revenues                                    985,773          382,502            4,189        1,372,464
                                                -----------      -----------      -----------      -----------
EXPENSES:
Operating                                           398,969          113,487             --            512,456
Depreciation and Amortization                       123,862           53,936           25,819 (I)      203,617
General and Administrative                           72,572           21,559             --   (J)       94,131
Costs of Acquisitions not Consummated                 5,223             --               --              5,223
                                                -----------      -----------      -----------      -----------
  Total Expenses                                    600,626          188,982           25,819          815,427
                                                -----------      -----------      -----------      -----------

Operating Income                                    385,147          193,520          (21,630)         557,037
Income Applicable to Alexander's                     24,548             --               --             24,548
Income from Partially-Owned Investments              80,612              371          (28,653)(K)       52,330
Interest and Other Investment Income                 54,385            1,604             --             55,989
Interest and Debt Expense                          (173,076)        (112,695)           4,565 (L)     (281,206)
Net Gain on Disposition of Assets                     7,425             --               --              7,425
Minority Interest                                    (2,520)            --               --             (2,520)
                                                -----------      -----------      -----------      -----------

Income before Cumulative Effect of Change in
  Accounting Principle and Extraordinary Item       376,521           82,800          (45,718)         413,603
Cumulative Effect of Change in
  Accounting Principle                               (4,110)            --               --             (4,110)
Extraordinary Item                                    1,170              (87)            --              1,083
                                                -----------      -----------      -----------      -----------

Net Income                                          373,581           82,713          (45,718)         410,576
Preferred unit distributions                        (36,505)         (15,080)          15,080 (N)      (36,505)
Preferrential allocations                           (94,310)                          (35,220)(M)     (129,530)
                                                -----------      -----------      -----------      -----------
Net Income Applicable to Class A units          $   242,766      $    67,633      $   (65,858)     $   244,541
                                                ===========      ===========      ===========      ===========
Net Income per Class A unit-diluted based
   on 98,204,056 weighted average units         $      2.47                                        $      2.49
                                                ===========                                        ===========


(A)  Excess of fair value over net assets
     acquired:
        Vornado's existing ownership interest                                         $   347,263
        Cost of 66% interest to be acquired
          Value of units issued                                  $   607,155
          Value of CESCR unit options acquired                         2,520
          CESCR Phantom units acquired for cash                        1,200
          Estimated transaction costs                                 28,800
                                                                 -----------
                                                                                          639,675
                                                                                       ----------
                                                                                          986,938
        CESCR historical net deficit acquired:                                           (248,589)
                                                                                       ----------
                                                                                        1,235,527
       Elimination of deferred rent receivable
         arising from straight-lining of rent escalations                                  24,133
       Elimination of deferred charges                                                     21,917
                                                                                       ----------
       EXCESS OF FAIR VALUE OVER NET ASSETS ACQUIRED                                  $ 1,281,577
                                                                                       ==========
       Balance Sheet Allocation:
          Adjustment to real estate                                                   $ 1,302,045
          Fair value of management company                                                 14,059
                                                                                       ----------
          Total Assets                                                                  1,316,104
          Adjustment to fair value CESCR outstanding
            debt                                                                          (34,527)
                                                                                       ----------
          Excess of fair value over net assets acquired                               $ 1,281,577
                                                                                       ==========

(B) Elimination of VRLP's existing ownership interest in CESCR which was accounted for on the equity method.

(C) Carryover basis of CESCR receivable arising from the straight lining of rents, relating to the portion of the business already owned by Vornado.

(D) Carryover basis of CESCR deferred charges related to the portion of the business already owned by Vornado.

(E)  Adjustment to fair value CESCR outstanding debt at December 31, 2001.

(F) To record estimated transaction costs funded from Vornado's working capital.

(G)  Elimination of CESCR preferred redeemable and common equity.

(H) To adjust rental income arising from straight-line rent to reflect the straight-lining of leases containing rent step-ups over the lease terms from January 1, 2001.

(I) To adjust depreciation and amortization for the acquisition of CESCR, assuming a depreciable life of 40 years on the real estate and 10 years on the intangible asset - management company.

(J) Management estimates that there will be a reduction of general and administrative expenses as a result of the acquisition of approximately $4 million annually. This reduction has not been reflected in the pro forma financial statements as there can be no assurance that Vornado Realty Trust and VRLP will be successful in the realization of these savings.

(K)  To eliminate VRLP's equity in income of CESCR.

(L) To adjust interest expense for the amortization of the mark-to-market adjustment on CESCR outstanding debt using the effective interest rate method.

(M) To adjust for units issued to CESCR partners in connection with this acquisition.

(N) To eliminate the CESCR preferred dividend paid to VRLP prior to the acquisition.

                              VORNADO REALTY L.P.
                            SUPPLEMENTAL INFORMATION
                             (AMOUNTS IN THOUSANDS)

                                        FOR THE YEAR ENDED DECEMBER 31, 2001
                                       --------------------------------------
                                       HISTORICAL            PRO FORMA
                                         VORNADO     %        VORNADO      %
                                       ----------  ----     ----------   ----
EBITDA BY SEGMENT:
NYC Office                             $  295,222    38%    $  295,222     31%
CESCR                                      84,943    11%       250,237     26%
                                       ----------  ----     ----------   ----
Total Office                              380,165    49%       545,459     57%
Retail                                    117,651    15%       117,651     12%
Merchandise Mart                          110,802    14%       110,802     12%
Temperature Controlled Logistics           78,437    10%        78,437      8%
Other  (2)                                 96,827    12%        96,827     11%
                                       ----------  ----     ----------   ----
Total EBITDA (1) (2)                   $  783,882   100%    $  949,176    100%
                                       ==========  ====     ==========   ====






------------------
(1) EBITDA represents income before interest, taxes, depreciation and amortization, extraordinary or non-recurring items, gains or losses on sales of depreciable real estate, the effect of straight-lining of property rentals for rent escalations and minority interest. Management considers EBITDA a supplemental measure for making decisions and assessing the performance of its segments. EBITDA may not be comparable to similarly titled measures employed by other companies.

(2) EBITDA for the year ended December 31, 2001 includes (i) $5,223 for costs of acquisitions not consummated, (ii) $16,513 for the write-off of investments in technology companies, (iii) the write-off of VRLP's entire net investment in the Russian Tea Room of $7,374, (iv) $1,250 for donations to the Twin Towers fund and the NYC Fireman's Fund and
     (v) $15,657 of an after-tax net gain on sale of Park Laurel condominium units.

CASH FLOW PROVIDED BY (USED IN):
  Operating Activities                                $ 387,685    $ 145,459     $  28,653    $ 561,797
  Investing Activities                                  (79,722)     (86,846)      (21,048)    (187,616)
  Financing Activities                                 (179,368)     (64,468)         --       (243,836)

Expenditures to Maintain the Assets, including
   Tenant Improvements                                $  41,093    $  26,765     $    --      $  67,858
Leasing Commissions                                      19,536        3,359          --         22,895
                                                      ---------    ---------     ---------    ---------
TOTAL RECURRING CAPITAL EXPENDITURES                  $  60,629    $  30,124     $    --      $  90,753
                                                      =========    =========     =========    =========